UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2013

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 13, 2013, we received a letter from the NYSE MKT LLC (the "Exchange") notifying us that we are not in compliance with the Exchange’s continued listing standards. Specifically, we are not in compliance with Section 1003(a)(iii) of the Company Guide with stockholders’ equity of less than $6,000,000 and net losses in five of our most recent fiscal years and Section 1003(a)(ii) with stockholders’ equity of less than $4,000,000 and net losses in three of our four most recent fiscal years. Therefore, we have become subject to the procedures and requirements of Section 1009 of the Company guide and must submit a plan of compliance by June 13, 2013 addressing how we intend to regain compliance with Sections 1003(a)(iii) and 1003(a)(ii) of the Company Guide by November 13, 2014.

This letter has no effect on the listing of the Company’s common stock at this time, and the Company intends to submit a plan to regain compliance.

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. These forward-looking statements may include financial projections, revenue and earnings guidance and other statements or assumptions regarding our expectations and beliefs. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q. The Company expressly disclaims any current intention to update any forward-looking statement as a result of new information or future events or developments.

Item 7.01	Regulation FD Disclosure.

The Company has issued a press release entitled “Bacterin Receives Compliance Notice from NYSE MKT” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

99.1	Press Release of Bacterin International Holdings, Inc. dated May 16, 2013 entitled “Bacterin Receives Compliance Notice from NYSE MKT”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2013	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: CFO and Interim Co-CEO

EXHIBIT INDEX

99.1	Press Release of Bacterin International Holdings, Inc. dated May 16, 2013 entitled “Bacterin Receives Compliance Notice from NYSE MKT”